EXHIBIT 10.1

LIMITED WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT

This Limited Waiver and First Amendment to Credit Agreement (the "First Amendment") is made as of this 4th day of November, 2003 by and among

SPECIALTY RETAILERS (TX) LP, a Texas limited partnership, having its principal place of business at 10201 Main Street, Houston, Texas 77025 (the "Borrower"); and

STAGE STORES, INC., a Nevada corporation, having its principal place of business at 10201 Main Street, Houston, Texas 77025; and

SPECIALTY RETAILERS, INC., a Texas corporation, having its principal place of business at 10201 Main Street, Houston, Texas 77025; and

SRI GENERAL PARTNER LLC, a Nevada limited liability company, having its principal place of business at 10201 Main Street, Houston, Texas 77025; and

SRI LIMITED PARTNER LLC, a Nevada limited liability company, having its principal place of business at 10201 Main Street, Houston, Texas 77025; and

the LENDERS party hereto; and

FLEET NATIONAL BANK, as Issuing Bank, a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110; and

FLEET RETAIL FINANCE INC., as Administrative Agent and as Collateral Agent for the Lenders, a Delaware corporation, having its principal place of business at 40 Broad Street, Boston, Massachusetts 02109; and

THE CIT GROUP/BUSINESS CREDIT, INC., GENERAL ELECTRIC CAPITAL CORPORATION, AND NATIONAL CITY COMMERCIAL FINANCE, INC., as Co-Documentation Agents; and

WELLS FARGO FOOTHILL, LLC, as Syndication Agent

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, on August 21, 2003, the parties hereto entered into that certain Credit Agreement (as amended and in effect, the "Credit Agreement"); and

WHEREAS, as a result of a series of mergers (the "Mergers"), the Borrower has acquired the business and assets of PHC Retail Holding Company and its subsidiaries, Peebles Inc. and Ira A. Watson Co.; and

WHEREAS, in connection with the Mergers, in accordance with the provisions of Section 2.02 of the Credit Agreement, the Borrower has elected to increase the Total Commitment by $75,000,000 as a result of which, after giving effect to such increase, the Total Commitment shall be $250,000,000; and

WHEREAS, the Loan Parties have requested that the Lenders waive certain provisions of the Credit Agreement in connection with the Mergers and the Commitment Increase and otherwise modify certain of the provisions of the Credit Agreement as set forth herein.

NOW, THEREFORE, it is hereby agreed as follows:

    Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.
    Amendments to Article I. The provisions of Article I of the Credit Agreement are hereby amended by adding the following new definitions in appropriate alphabetical order as follows:

    "Credit Card Agreement" shall mean, with respect to each Account which arises from a consumer revolving credit account arrangement, and collectively with respect to all of such Accounts, the agreements between the Borrower and each Account Debtor, governing the terms and conditions of the Account, as such agreements may be amended, modified or otherwise changed from time to time and as distributed (including any amendments and revisions thereto) to holders of such consumer revolving credit card accounts.

    "Corporate Restructuring" shall mean the transactions described on Schedule 6.03 hereto.

    "Ineligible Private Label Receivables" means the following Accounts due from Persons other than those described in the definition of "Eligible Credit Card Receivables" arising from the use of the Borrower's private label credit card:

    (a) Any Account, or any Account as to which a required minimum payment was invoiced to the account debtor, shall have remained outstanding for more than sixty (60) days past the original due date or shall have been charged off in whole or in part.

    (b) Any Account for which a Credit Card Agreement is not in full force and effect and in the custody of the Borrower.

    (c) Any Account which is payable in any currency other than United States dollars.

    (d) Any Account which arises out of the sale by the Borrower of goods consigned or delivered to the Borrower or to the account debtor on sale or return terms (whether or not compliance has been made with the applicable provisions of the Uniform Commercial Code).

    (e) Any Account which arises out of any sale made on a basis other than upon credit terms usual to the business of the Borrower.

    (f) Any Accounts which are owed by any account debtor whose principal place of business or most recent billing address is not within the continental United States.

    (g) Any Accounts which are owed by any Affiliate.

    (h) Any Accounts to the extent that the account debtor asserts or is entitled to any claim, counterclaim, set off, or chargeback (other than under the Borrower's customary return policy).

    (i) Any Accounts which are evidenced by chattel paper or an instrument of any kind.

    (j) Any Account, the card or cards for the account debtor on which have been reported lost or stolen, but only to the extent that the account debtor has no legal responsibility for the charges made on such card.

    (k) Any Accounts as to which the account debtor shall have been identified by the Borrower in its computer files as of such date as having (i) commenced or had commenced in respect of such account debtor, a case, action, or proceeding under any law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking relief with respect to such account debtor's debts, or seeking to have such account debtor adjudicated bankrupt or insolvent, or to have a receiver, trustee, custodian, or other similar official appointed for such account debtor or for all or any substantial part of such account debtor's assets, or (ii) made a general assignment of such account debtor's assets for the benefit of such account debtor's creditors, which assignment is in full force and effect.

    (l) Any Accounts which do not comply with the representations and warranties contained in this Agreement applicable to Accounts or, to the extent relating to Accounts, the Collateral.

    "Mergers" shall mean the mergers described on Schedule 6.03(a) hereto pursuant to which the Borrower has acquired the Peebles Group.

    "Peebles Group" shall mean PHC Retail Holdings Inc., Peebles Inc. and Ira A Watson Co.

    "Stage Acq" shall mean Stage Acquisition Corporation, a Delaware corporation.

    "SRI Delaware" shall mean Specialty Retailers Inc., a Delaware corporation.

    Amendment to Article II. The provisions of Section 2.03 of the Credit Agreement are hereby amended by adding the following additional Reserves as of the date of this First Amendment:

    (iv) Rent (an Availability Reserve): In an amount equal to two months rent for each of the Borrower's leased locations in Pennsylvania and Virginia;

    (v) Return to Vendor (an Inventory Reserve): In an amount equal to the amounts reflected therefor in the Borrower's stock ledger maintained in accordance with this Agreement. The initial Return to Vendor Reserve is in the sum of $400,000.

    Amendment to Article VI. The provisions of Section 6.03 of the Credit Agreement are hereby amended by adding the following new subsection at the end thereof:

    (c) Notwithstanding anything to the contrary contained in this Section 6.03, the Loan Parties may undertake the Corporate Restructuring as long as (i) the Borrower furnishes the Administrative Agent with thirty (30) days prior notice of the consummation thereof, (ii) contemporaneously with the Corporate Restructuring, the Borrower complies with its obligations under Sections 5.13, 5.14 and 6.10 of the Credit Agreement, (iii) no Default or Event of Default then exists or would arise therefrom, (iv) the Agents shall have received a favorable written opinion (addressed to each Agent and the Lenders) of McKinney & Stringer, P.C. (and, to the extent requested by the Administrative Agent, other counsel for the Loan Parties) covering such matters relating to the Loan Parties, the Loan Documents and/or the Corporate Restructuring as the Administrative Agent or the Required Lenders shall reasonably request, (v) the Agents shall have received such documents and certificates as the Agents or their counsel may reasonably request relating to the organization, existence and good standing of each Loan Party (after giving effect to the Corporate Restructuring) and any other legal matters relating to the Loan Parties, the Loan Documents, the Corporate Restructuring, or the transactions contemplated thereby, all in form and substance reasonably satisfactory to the Agents and their counsel, (vi) the Collateral Agent shall have received all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Collateral Agent to create or perfect the first priority Liens intended to be created under the Loan Documents and all such documents and instruments shall have been so filed, registered or recorded to the satisfaction of the Collateral Agent; and (vii) such Corporate Restructuring is not materially adverse to the interests of the Lenders.

    Acknowledgments Regarding the Mergers. The Agents, the Lenders and the Loan Parties acknowledge that:
      The Accounts (including Private Label Receivables other than Ineligible Private Label Receivables) of the Peebles Group acquired by the Borrower shall be deemed Eligible Credit Card Receivables (to the extent all of the other criteria of the definition of Eligible Credit Card Receivables are satisfied) and the advance rate therefor shall be the Credit Card Advance Rate.
      The Inventory of the Peebles Group acquired by the Borrower shall be deemed Eligible Inventory (to the extent all of the other criteria of the definition of Eligible Inventory are satisfied) and the advance rate therefor shall be the same as is set forth in clause (b) of the definition of Borrowing Base.
      The Mergers constitute a Permitted Acquisition.
      The provisions of Section 5.01(j) have been satisfied.
      The sale of the Peebles private label credit card portfolio to a third party is a permitted disposition under Section 6.05(f) of the Credit Agreement.
    Acknowledgments Regarding the Commitment Increase. The Agent, the Lenders and the Loan Parties acknowledge that:
      After giving effect to the provisions of Paragraph 8 of this First Amendment, the Incremental Loan Commitment Requirements and all other requirements of Section 2.02 have been satisfied.
      The Commitment Increase Date is November 4, 2003.
      The Total Commitment is $250,000,000.
      Schedule 1.1 to the Credit Agreement is hereby replaced with a new Schedule 1.1 in the form annexed hereto.
    Amendment to Other Schedules. Schedules 2.23(a), 2.23(b), 2.23(c), 2.23(f), 3.05(c)(i), 3.05(c)(ii), 3.06, 3.12, 3.13, 6.01, and 6.02 to the Credit Agreement are hereby replaced with new Schedules in the form annexed hereto.
    Waiver of Certain Defaults. The Lenders hereby waive the following Defaults and Events of Default under the Credit Agreement:
      The Borrower has formed Stage Acq. and SRI Delaware as new Subsidiaries in connection with the Mergers. The Borrower, Stage Acq., and SRI Delaware have failed to comply with the provisions of Section 5.13 of the Credit Agreement.
      Pursuant to Section 2.02(a) of the Credit Agreement, each Commitment Increase is required to be in integral multiples of $10,000,000. The Commitment Increase requested by the Borrower is in the amount of $75,000,000, which is not an integral multiple of $10,000,000.

    The waiver of the foregoing Defaults and Events of Default relate only to the specific circumstances described above and is not a continuing waiver of the Borrower's compliance with those Sections of the Credit Agreement, each of which remain in full force and effect. Such waiver also is not intended to waive other Defaults or Events of Default, if any, under the Credit Agreement.

    Ratification of Loan Documents. Except as provided herein, all terms and conditions of the Credit Agreement and of the other Loan Documents remain in full force and effect. The Loan Parties each hereby ratify, confirm, and reaffirm all of the representations and warranties contained therein both before and after giving effect to the Mergers.
    Conditions to Effectiveness. This First Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:
      This First Amendment shall have been duly executed and delivered by the respective parties hereto and, shall be in full force and effect and shall be in form and substance satisfactory to the Administrative Agent and the Required Lenders.
      All corporate and shareholder action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this First Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.
      The Mergers and the transactions contemplated thereby shall have been consummated on terms reasonably satisfactory to the Agent and the Required Lenders.
      Each Additional Commitment Lender which was not previously a Lender under the Credit Agreement shall have executed a joinder to the Loan Documents in such form as the Administrative Agent may reasonably require.
      The Borrower shall have executed and delivered to each Additional Commitment Lender a Note (or an Amended and Restated Note, as applicable) in the form of Exhibit B-1 to the Credit Agreement.
      The Agent shall have received a favorable legal opinion of the Borrower's and Facility Guarantors' counsel addressed to the Agent and the other Secured Parties, in form and substance satisfactory to the Agent.
      The Borrower shall have paid (i) the Administrative Agent the arrangement fees, and (ii) the Additional Commitment Lenders such fees and compensation, in each case as required pursuant to Section 2.02 of the Credit Agreement.
      No Default or Event of Default shall have occurred and be continuing (other than those which have been waived pursuant to Section 8 of this First Amendment).
      The Borrower and Facility Guarantors shall have executed such additional instruments, documents and agreements as the Administrative Agent may reasonably request.
    Miscellaneous.

(a) This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

(b) This First Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c) Any determination that any provision of this First Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this First Amendment.

(d) The Loan Parties shall pay all costs and expenses of the Agent, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this First Amendment.

(e) The Loan Parties warrant and represent that the Loan Parties have consulted with independent legal counsel of their selection in connection with this First Amendment and is not relying on any representations or warranties of the Agents or the Lenders or their counsel in entering into this First Amendment.

IN WITNESS WHEREOF, the parties have hereunto caused this First Amendment to be executed and their seals to be hereto affixed as of the date first above written.

SPECIALTY RETAILERS (TX) LP,

                                                                                                    as Borrower

                                                                                                    By: SRI General Partner LLC, its General Partner

                                                                                                    By: /s/ Richard E. Stasyszen

                                                                                                    Name: Richard E. Stasyszen

                                                                                                    Title: Manager

                                                                                                    STAGE STORES, INC., as Facility Guarantor

                                                                                                    By: /s/ Richard E. Stasyszen

                                                                                                    Name: Richard E. Stasyszen

                                                                                                    Title: Senior Vice President, Finance and Controller

                                                                                                    SPECIALTY RETAILERS, INC., as Facility Guarantor

                                                                                                    By /s/ Richard E. Stasyszen

                                                                                                    Name: Richard E. Stasyszen

                                                                                                    Title: Senior Vice President and Controller

                                                                                                    SRI GENERAL PARTNER LLC , as Facility Guarantor

                                                                                                    By: /s/ Richard E. Stasyszen

                                                                                                    Name: Richard E. Stasyszen

                                                                                                    Title: Manager

                                                                                                    SRI LIMITED PARTNER LLC , as Facility Guarantor

                                                                                                    By: /s/ Gregory A. Wheeler

                                                                                                    Name: Gregory A. Wheeler

                                                                                                    Title: Manager

                                                                                                    FLEET RETAIL FINANCE INC.,

                                                                                                    As Administrative Agent, as Collateral Agent,

                                                                                                    as Swingline Lender and as Lender

                                                                                                    By: /s/ Daniel T. Platt

                                                                                                    Name: Daniel T. Platt

                                                                                                    Title: Vice President

                                                                                                    FLEET NATIONAL BANK,

                                                                                                    as Issuing Bank

                                                                                                    By: /s/ Daniel T. Platt

                                                                                                    Name: Daniel T. Platt

                                                                                                    Title: Vice President

                                                                                                    WELLS FARGO FOOTHILL, LLC,

                                                                                                    As Syndication Agent and as Lender

                                                                                                    By: /s/ Lan Wong

                                                                                                    Name: Lan Wong

                                                                                                    Title: AVP

                                                                                                    THE CIT GROUP/BUSINESS CREDIT, INC.,

                                                                                                    As Co-Documentation Agent and as Lender

                                                                                                    By: /s/ Steven Schuit

                                                                                                    Name: Steven Schuit

                                                                                                    Title: Vice President-Team Leader

                                                                                                    GENERAL ELECTRIC CAPITAL CORPORATION,

                                                                                                    As Co-Documentation Agent and as Lender

                                                                                                    By: /s/ Donna Evans

                                                                                                    Name: Donna Evans

                                                                                                    Title: Duly Authorized Signatory

                                                                                                    NATIONAL CITY COMMERCIAL FINANCE, INC.,

                                                                                                    As Co-Documentation Agent and as Lender

                                                                                                    By: /s/ Shane Leary

                                                                                                    Name: Shane Leary

                                                                                                    Title: AVP

                                                                                                    GMAC COMMERCIAL FINANCE LLC,

                                                                                                    As Lender

                                                                                                    By: /s/ David Duffy

                                                                                                    Name: David Duffy

                                                                                                    Title: Senior Vice President

                                                                                                    WHITEHALL BUSINESS CREDIT CORPORATION,

                                                                                                    As Co-Documentation Agent and as Lender

                                                                                                    By: /s/ Joseph A. Klapkowski

                                                                                                    Name: Joseph A. Klapkowski

                                                                                                    Title: Duly Authorized Signatory